UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 16, 1998
                                                -------------------------

                                 SB Partners
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          (Exact name of registrant as specified in its charter)

  New York                       000-08952                     13-6294787
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(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)

   666 Fifth Avenue, New York, NY                                 10103
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-2929
                                                  -----------------------

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    (Former name or former address, if changed since last report.)

Item 2. Acquisition and Disposition of Assets

             On April 16, 1998, the Registrant sold Cherry Hill Office Center to BGK Equities, Inc., a New Mexico corporation, for $4,825,000 in an all cash transaction. The proceeds from the sale of Cherry Hill Office Center were used, in part, to retire the short-term bank loan of $4,000,000, the proceeds of which had been used to finance a portion of the purchase of the forty percent co-venturer's interest in Riverbend Apartments in December, 1997.

Item 7. Financial Statements

             The following pro forma financial statements reflect the sale of Cherry Hill Office Center by the Registrant, and the retirement of the bank loan which was used to finance a portion of the purchase of the forty percent co-venturer's interest in Riverbend Apartments. The balance sheet as of the last filing, December 31, 1997, has been restated to reflect the removal of the assets and liabilities of Cherry Hill Office Center, and the retirement of the bank loan. The statement of operations for the year ended December 31, 1997 has been restated to reflect the results of operations of the Registrant as if the sale and retirement of debt had been consummated at the beginning of 1997.

             Furthermore, all items of income and related expenses of Plantation Shopping Center, which was sold on December 8, 1997, have been removed from the statement of operations for the year ended December 31, 1997. "Equity in net income of joint venture" has been removed and the income and expenses of Riverbend Apartments have been added to the statement of operations for the year ended December 31, 1997, as the Registrant purchased the forty percent co-venturer's interest in the apartment community on December 15, 1997. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the sale and acquisition were consummated during 1997. Please refer also to the Form 8-K dated December 8, 1997, as amended, filed in connection with these transactions.

                                                          SB PARTNERS
                                                          -----------
                                               (a New York limited partnership)
                                                ------------------------------

                                                    PRO FORMA BALANCE SHEET
                                                    -----------------------

                                                           DECEMBER 31,          PRO FORMA           PRO FORMA
                                                              1997              ADJUSTMENTS           BALANCE
                                                           AS REPORTED         (SEE NOTE 2)            SHEET
                                                           -----------         ------------          ---------
 Assets:
   Investments -
     Real Estate, at cost
     Land                                                   $ 2,924,653          $         0          $ 2,924,653
     Buildings, furnishings and improvements                 28,867,658                    0           28,867,658
     Less - accumulated depreciation                        (13,290,104)                   0          (13,290,104)
                                                            -----------          -----------          -----------
                                                             18,502,207                    0           18,502,207

 Real estate assets held for sale                            24,925,795           (4,093,032)          20,832,763
                                                            -----------          -----------          -----------
                                                             43,428,002           (4,093,032)          39,334,970
   Other assets-
     Cash and cash equivalents                                  549,760              645,000            1,194,760
     Other                                                    1,689,366             (184,663)           1,504,703
                                                            -----------          -----------          -----------
    Total assets                                            $45,667,128          $(3,632,695)         $42,034,433
                                                            ===========          ===========          ===========
 Liabilities:

    Mortgage notes and other loans payable                  $28,741,975          $(4,000,000)         $24,741,975
    Accounts payable and accrued expenses                       628,938              (30,984)             597,954
    Tenants  security deposits                                  309,836              (79,601)             230,235
                                                            -----------         ------------          -----------
    Total liabilities                                        29,680,749           (4,110,585)          25,570,164
                                                            -----------         ------------          -----------

 Partners' Capital:
 Units of partnership interest without par value;
    Limited partners - 7,753 units                           16,002,752              477,828           16,480,580
    General partner - 1 unit                                    (16,373)                  62              (16,311)
                                                            -----------         ------------          -----------
           Total partners' capital                           15,986,379              477,890           16,464,269
                                                            -----------         ------------          -----------
          Total liabilities & partners' capital             $45,667,128          $(3,632,695)         $42,034,433
                                                            ===========          ===========          ===========

                           See accompanying notes to pro forma financial statements.


                                                            SB PARTNERS
                                                            ------------
                                                  (a New York limited partnership)
                                                   ------------------------------
                                                 PRO FORMA STATEMENT OF OPERATIONS
                                                 ---------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31, 1997
                                                ------------------------------------
                                                                              PRO FORMA ADJUSTMENTS
                                                                                  (SEE NOTE 2)
                                                                              ---------------------

                                                                        PLANTATION                            RESTATED
                                                         AS              SHOPPING          RIVERBEND          FOR 1997
                                                      REPORTED            CENTER           APARTMENTS       TRANSACTIONS
                                                     ----------         -----------        ----------       ------------
 Revenues:
 Rental income                                       $ 8,647,671        $(1,660,552)       $3,552,552       $10,539,671
 Interest on short-term investments                      110,680                  0            33,000           143,680
 Other                                                   307,301            (38,856)          690,063           958,508
                                                     -----------        -----------        ----------       -----------
     Total revenues                                    9,065,652         (1,699,408)        4,275,615        11,641,859
                                                     -----------        -----------        ----------       -----------
 Expenses:
 Real estate operating expenses                        3,826,057           (309,882)        2,405,833         5,922,008
 Interest on mortgage notes and other loans payable    2,213,440           (390,484)                0         1,822,956
 Depreciation and amortization                         1,723,683           (391,992)                0         1,331,691
 Management fees                                       1,196,611           (160,000)          115,000         1,151,611
 Real estate taxes                                       815,086           (245,724)          273,855           843,217
 Write-off of uncollectible accounts                     369,635           (328,615)                0            41,020
 Other                                                   241,951            (32,208)           99,567           309,310
                                                     -----------        -----------        ----------       -----------
     Total expenses                                   10,386,463         (1,858,905)        2,894,255        11,421,813
                                                     -----------        -----------        ----------       -----------
          Income (loss) from operations               (1,320,811)           159,497         1,381,360           220,046

 Equity in net income of joint venture                   316,320                  0          (316,320)                0
                                                     -----------        -----------        ----------       -----------
 Net income (loss) from continuing operations         (1,004,491)           159,497         1,065,040           220,046

 Net Income (loss) from continuing operations
        allocated to general partner                        (130)                21               137                28
                                                     -----------        -----------        ----------       -----------
 Net Income (loss) from continuing operations
        allocated to limited partners                $(1,004,361)       $   159,476        $1,064,903       $   220,018
                                                     ===========        ===========        ==========       ===========
 Net income (loss) from continuing operations
     per Unit of Limited Partnership Interest:       $   (129.54)       $     20.57        $   137.35       $     28.38
                                                     ===========        ===========        ==========       ===========
     Weighted Average Number of Units of Limited
        Partnership Interest Outstanding                   7,753              7,753             7,753             7,753
                                                     ===========        ===========        ==========       ===========

                                     See accompanying notes to pro forma financial statements.

                                                            SB PARTNERS
                                                            ------------
                                                  (a New York limited partnership)
                                                   ------------------------------
                                                 PRO FORMA STATEMENT OF OPERATIONS
                                                 ---------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31, 1997
                                                ------------------------------------
                                                                           PRO FORMA ADJUSTMENTS
                                                                                (SEE NOTE 2)
                                                      RESTATED             ---------------------             PRO FORMA
                                                      FOR 1997                   CHERRY HILL                  INCOME
                                                    TRANSACTIONS                OFFICE CENTER                STATEMENT
                                                    ------------                -------------                ---------
 Revenues:
 Rental income                                       $10,539,671                 $(1,496,841)               $ 9,042,830
 Interest on short-term investments                      143,680                           0                    143,680
 Other                                                   958,508                      (6,842)                   951,666
                                                     -----------                   ----------               -----------
     Total revenues                                   11,641,859                  (1,503,683)                10,138,176
                                                     -----------                   ----------               -----------
 Expenses:
 Real estate operating expenses                        5,922,008                    (909,706)                 5,012,302
 Interest on mortgage notes and other loans payable    1,822,956                     (15,342)                 1,807,614
 Depreciation and amortization                         1,331,691                    (174,406)                 1,157,285
 Management fees                                       1,151,611                     (72,000)                 1,079,611
 Real estate taxes                                       843,217                    (168,971)                   674,246
 Write-off of uncollectible accounts                      41,020                           0                     41,020
 Other                                                   309,310                      (3,421)                   305,889
                                                     -----------                   ----------               -----------
     Total expenses                                   11,421,813                  (1,343,846)                10,077,967
                                                     -----------                   ----------               -----------
          Income (loss) from operations                  220,046                    (159,837)                    60,209

 Equity in net income of joint venture                         0                           0                          0
                                                     -----------                   ----------               -----------
 Net income (loss) from continuing operations            220,046                    (159,837)                     60,209

 Net Income (loss) from continuing operations
        allocated to general partner                          28                         (21)                         7
                                                     -----------                   ----------               -----------
 Net Income (loss) from continuing operations
        allocated to limited partners                $   220,018                 $  (159,816)                $   60,202
                                                     ===========                 ===========                ===========

 Net income (loss) from continuing operations
     per Unit of Limited Partnership Interest:       $     28.38                 $    (20.61)                  $   7.77
                                                     ===========                 ===========                ===========
     Weighted Average Number of Units of Limited
        Partnership Interest Outstanding                   7,753                       7,753                      7,753
                                                     ===========                 ===========                ===========

                                     See accompanying notes to pro forma financial statements.

                                SB PARTNERS
                                -----------
                     (a New York limited partnership)
                      ------------------------------

                  NOTES TO PRO FORMA FINANCIAL STATEMENTS
                  ---------------------------------------

(1)     Accounting and Financial Reporting
        ----------------------------------
             The financial statements included herein are unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary to a fair presentation of the financial position and results of operations for the period presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Registrant believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Registrant's latest annual report on Form 10-K.


(2)     Pro Forma Adjustments
        ---------------------

             The accompanying pro forma financial statements reflect the sale of Cherry Hill Office Center by the Registrant, and the retirement of the bank loan which was used to finance a portion of the purchase of the forty percent co-venturer's interest in Riverbend Apartments. The balance sheet as of the last filing, December 31, 1997, has been restated to reflect the removal of the assets and liabilities of Cherry Hill Office Center, and the retirement of the bank loan. The statement of operations for the year ended December 31, 1997 has been restated to reflect the results of operations of the Registrant as if the sale and retirement of debt had been consummated at the beginning of 1997.

             Furthermore, all items of income and related expenses of Plantation Shopping Center, which was sold on December 8, 1997, have been removed from the statement of operations for the year ended December 31, 1997. In addition, "equity in net income of joint venture" has been removed, and the income and expenses of Riverbend Apartments have been added to the statement of operations for the year ended December 31, 1997, as the Registrant purchased the forty percent co-venturer's interest in the apartment community on December 15, 1997. The Registrant is reflecting these transactions in accordance with the rules and regulations regarding the filing of Form 8-K, as the sale and acquisition were consummated during 1997. Please refer also to the Form 8-K dated December 8, 1997, as amended, filed in connection with these transactions.

             The assets and related liabilities of Cherry Hill Office Center have been removed from the historical balance sheet to reflect the sale of the property. Assets removed include that portion of "real estate assets held for sale" pertaining to the office center, $4,093,032, amounts recorded as receivable from tenants, $152,379, and miscellaneous other assets totalling $32,284. Amounts recorded as receivable from tenants include accrued rental income of $99,169 representing straight-line rent as provided by generally accepted accounting principles, calculated as the difference between cash rent paid under the lease and the average rent due over the non-cancelable term of the lease, and other amounts due from tenants totalling $53,210. Liabilities removed include amounts recorded as tenant security deposits, $79,601, accrued property operating expenses totalling $28,903, and prepaid rents of $2,081. The proceeds from the sale of Cherry Hill Office Center, approximately $4,645,000, were used, in part, to retire the short-term bank loan of $4,000,000 that had been used to finance a portion of the purchase of the forty percent co-venturer's interest in Riverbend Apartments. Accordingly, the liability for this loan has been removed, and the balance of cash has been increased for the remaining proceeds from the sale. The partners' capital accounts are adjusted to reflect the net effect of the gain on sale of approximately $630,000 (see Note 3), and the write-off of amounts recorded as receivable from tenants of $152,379. All adjustments are shown as of the date of the last balance sheet filed, December 31, 1997.

             All items of income of Cherry Hill Office Center have been removed from the statement of operations for the year ended December 31, 1997, including rental and other income received from tenants. All expenses relating to the property, including real estate operating expenses, taxes, depreciation, and other expenses have also been removed. Management fees have been reduced to reflect the sale of the property. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of 1997. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statement of operations. (See also Note 3.)

             All items of income of Plantation Shopping Center have been removed from the statement of operations for the year ended December 31, 1997, including rental and other income received from tenants. All expenses relating to the property, including interest accrued on the mortgage, real estate operating expenses and taxes, depreciation, and other expenses have also been removed from the statement of operations. In addition, management fees have been reduced to reflect the sale of the property. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statement of operations. The aforementioned income and expense adjustments have been prepared as if the sale had taken place at the beginning of 1997.

             "Equity in net income of joint venture" has been removed from the statement of operations for the year ended December 31, 1997, and instead, all items of income and expense relating to property operations, including rental income, and utility, payroll, and maintenance expenses, have been included in the statement of operations for the year. Management fees have been adjusted as well, to reflect the increased investment in real estate property. No depreciation expense is included in the pro forma financial statements since the property is classified as an asset held for sale. The aforementioned income and expense adjustments have been prepared as if the acquisition had taken place at the beginning of 1997.


(3)     Gain on Sale of Investment in Real Estate
        -----------------------------------------

             The sale of Cherry Hill Office Center resulted in a gain for financial reporting purposes of approximately $630,000. The gain for tax purposes will be computed using the tax basis of the asset sold, and will differ from the gain reported on the financial statements. In accordance with the rules and regulations regarding the filing of Form 8-K, no gain or loss from the sale of the real estate is reflected in the pro forma statement of operations.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
                                  --------------------------------------
                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date      April 30, 1998          /s/ George N. Tietjen III
     ------------------------     --------------------------------------
                                  George N. Tietjen III
                                  Vice-President